SUPPLEMENT DATED SEPTEMBER 30, 2013

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2013, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Currency Strategies Portfolio and will be effective November 1, 2013. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

In the Principal Investment Strategies subsection, the following will be added as the first paragraph:

This Fund is sub-advised by both UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group (“MCG”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between UBS and MCG and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing global currency strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

In this same subsection, all references to “the sub-adviser” will be replaced with “each sub-adviser” and the second sentence of the second paragraph will be replaced with the following:

Such exposures are primarily obtained by investing in forward positions on currency using NDFs and by holding foreign currency.

In addition, in this same subsection, the last two sentences of the second paragraph will be deleted and the following will be added as the third and fourth to last paragraphs:

UBS, in analyzing a potential investment opportunity and the desired amount of exposure, will consider the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’ portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. MCG manages a part of its portion of the Fund under a quantitative approach that is used for its longer term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve month horizon). MCG manages the other part of its portion of the Fund under a qualitative approach that is used for its shorter-term “discretionary” investment strategy. MCG uses this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates within a shorter time horizon than the systematic strategy (typically a two week to six month horizon). Given the different time horizons, MCG anticipates potentially more trading activity for assets managed under the discretionary strategy than the systematic strategy. Both quantitative and qualitative approaches focus on identifying different factors that materially affect currency movements. MCG’s aim in using both strategies is to diversify the return stream generated by its currency investments while seeking to manage risk. MCG also applies a liquidity screen to all positions, favoring more liquid currency positions than those that are less liquid, in seeking to attain a high degree of liquidity within MCG’s portion of the Fund.

In the Management subsection, Macro Currency Group is added to the “Sub-Adviser” caption.

In addition, in this same subsection and under the “Sub-Adviser” caption, “UBS Global Asset Management (Americas) Inc.” is added as a heading to the existing table under the Sub-Adviser caption, and the following table is added after the UBS table:

Macro Currency Group

Portfolio Manager and Primary Title with Sub-Adviser	Experience With Fund
Mark Farrington, Managing Director, Head of Macro Currency Group and Portfolio Manager	Since 2013
Dr. Ivan Petej, Managing Director, Head of Portfolio Construction and Quantitative Strategy and Portfolio Manager	Since 2013

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

In the Principal Investment Strategies subsection, the following will be added as the first paragraph:

This Fund is sub-advised by both UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group (“MCG”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between UBS and MCG and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing global currency strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

In this same subsection, all references to “the sub-adviser” will be replaced with “each sub-adviser” and the second sentence of the second paragraph will be replaced with the following:

Such exposures are primarily obtained by investing in forward positions on currency using NDFs and by holding foreign currency.

In addition, in this same subsection, the last two sentences of the second paragraph will be deleted and the following will be added as the third and fourth to last paragraphs:

UBS, in analyzing a potential investment opportunity and the desired amount of exposure, will consider the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’ portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. MCG manages a part of its portion of the Fund under a quantitative approach that is used for its longer term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve month horizon). MCG manages the other part of its portion of the Fund under a qualitative approach that is used for its shorter-term “discretionary” investment strategy. MCG uses this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates within a shorter time horizon than the systematic strategy (typically a two week to six month horizon). Given the different time horizons, MCG anticipates potentially more trading activity for assets managed under the discretionary strategy than the systematic strategy. Both quantitative and qualitative approaches focus on identifying different factors that materially affect currency movements. MCG’s aim in using both strategies is to diversify the return stream generated by its currency investments while seeking to manage risk. MCG also applies a liquidity screen to all positions, favoring more liquid currency positions than those that are less liquid, in seeking to attain a high degree of liquidity within MCG’s portion of the Fund.

2

Disclosure Changes to the Additional Information About Performance section

In the Manager Changes and/or Investment Policy Changes by Fund subsection, the following is added:

Currency Strategies Portfolio: UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group began co-managing the Fund on November 1, 2013. UBS was the sole sub-adviser to the Fund before that date.

Disclosure Changes to the About Management section

The following is added:

Macro Currency Group

711 High Street, Des Moines, Iowa 50392

Principal Global Investors, LLC, doing business as Macro Currency Group (“MCG”), is one of the companies which make up the institutional asset-management arm of the Principal Financial Group®. MCG is a leading absolute return manager with a focus on managing currency portfolios. As of June 30, 2013, MCG and its affiliates had total assets under management of approximately $289.1 billion.

CURRENCY STRATEGIES PORTFOLIO

Mark Farrington	Managing Director and head of MCG since 1999 and portfolio manager of MCG since 1999. Mr. Farrington has over 24 years of experience in the global financial industry. He has a bachelor’s degree from Oregon State University.

Dr. Ivan Petej	Managing Director, head of portfolio construction, risk and quantitative strategy for MCG since 2006 and portfolio manager of MCG since 2011. Mr. Petej is responsible for ensuring that fundamental views are represented optimally from a risk-adjusted return perspective and to achieve portfolio consistency across varying mandates. He has a PhD from the University of Oxford, and MPhys and BSc degrees from the University of Cambridge.

Form No.	15-41636-00

UBSSUP913

SUPPLEMENT DATED SEPTEMBER 30, 2013

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2013

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2013, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement will be effective November 1, 2013. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT POLICIES OF THE FUNDS

In the Currency Strategies Portfolio section, the following will be added after “the Fund may invest non-principally in:”:

mortgage-related securities; instruments of supranational entities denominated in foreign currency;

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added:

Macro Currency Group (“MCG”)

Principal Global Investors, LLC, doing business as Macro Currency Group, is a diversified asset management organization and one of the companies which make up the institutional asset-management arm of Principal Financial Group® (“The Principal®”). The Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

In the Sub-Advisory Fee Schedules section, information regarding the Currency Strategies Portfolio will be added as follows:

MCG	Currency Strategies Portfolio[5]	0.30% on first $3 billion 0.28% on excess

Further, in the same section, a reference to footnote 5 is added to Currency Strategies Portfolio in the UBS Global AM line item, and the following footnote is added at the end of the table:

[5]	The Fund is sub-advised by both UBS Global AM and MCG. Each sub-adviser is paid based on the average daily net assets of the portion of the Fund it manages.

In the Sub-Advisory Fees Paid or Owed section, the following is added as the second sentence of footnote number 5:

UBS Global AM and MCG began co-managing the Currency Strategies Portfolio on November 1, 2013. UBS Global AM was the sole sub-adviser to the Currency Strategies Portfolio before that date.

In the Compensation Structures and Methods section, the following will be added:

MCG

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive. Members of the team are also eligible for longer term retentive awards, including deferred cash and Principal Financial Group restricted stock units. Therefore, this creates an alignment for both the short term and long term with members of the team. Investment performance is monitored for compensation purposes for various time periods, including the 1 year, 3 year and 5 year time periods. In addition, in times of severe market stress, performance may be reviewed much more frequently. As team members advance in their careers, consistent with industry practice, the variable component represents an increased proportion of total compensation. Variable compensation takes the form of a profit share plan with funding based on operating earnings of the Macro Currency Group’s currency team. Our profit share plan approach recognizes investment professionals have an impact on both investment performance and boutique profitability. Thus, the plan is designed to provide line-of-sight to these professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction. Incentive award allocations are based on investment performance of the funds and discretionary factors including market compensation levels, retentive needs, contribution to profitability, and collaborative effort. Incentive compensation is allocated from a bonus pool of pre-bonus profit from revenues generated by the Macro Currency Group’s currency team. Incentive bonuses are based on the performance of the Macro Currency Group’s currency team as a whole rather than linked to individual accounts. This ensures that all accounts, regardless of fee schedule, are treated with equality.

In the Other Accounts Managed section under the Asset Based Fees table, information regarding the Currency Strategies Portfolio is added as follows:

	ASSET BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Currency Strategies Portfolio
Mark Farrington[7]	3	$880,077,349	8	$732,329,771	12	$6,066,374,115
Dr. Ivan Petej[7]	3	$880,077,349	8	$732,329,771	12	$6,066,374,115

[7]	Other Accounts Managed information as of June 30, 2013.

In the Material Conflicts of Interest section, the following will be added:

MCG

The Macro Currency Group acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, other commingled funds insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The Macro Currency Group has adopted and implemented policies and procedures that are reasonably designed to address the potential conflicts associated with managing accounts for multiple clients, including the Fund, and are designed to ensure that all clients are treated fairly and equitably. The Macro Currency Group also has adopted and implemented policies and procedures that are reasonably designed to prevent conflicts of interests or the appearance of such conflicts when portfolio managers or other personnel own or engage in transactions involving certain commingled funds managed by the Macro Currency Group.

APPENDICES

The following will be added:

APPENDIX AB

MCG

Proxy Voting Policies

Due to the nature of the assets contemplated for the Macro Currency Group subadvised portion of the Fund, it is unlikely that any actions requiring proxy voting will arise. In the unlikely event that proxy voting were required, the following describes the policies that would apply with respect to the Macro Currency Group.

(Revised 12/2012)

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Macro Currency Group, considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Macro Currency Group does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Macro Currency Group’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Macro Currency Group are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Macro Currency Group has established the following guidelines as an attempt to mitigate these risks.

Policy

The Macro Currency Group believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Macro Currency Group’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Macro Currency Group’s belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Macro Currency Group also monitors Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Macro Currency Group has adopted the policies and procedures set out below, which are designed to ensure that the Macro Currency Group complies with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Macro Currency Group has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Macro Currency Group’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Macro Currency Group has retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Macro Currency Group include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Macro Currency Group has elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Macro Currency Group’s Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS

[1]	The Macro Currency Group has various Portfolio Manager Teams organized by asset classes and investment strategies.

Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Macro Currency Group portfolio managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

Conflicts of Interest

The Macro Currency Group has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Macro Currency Group in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Macro Currency Group cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Macro Currency Group’s senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Macro Currency Group maintains records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Marco Currency Group’s Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Marco Currency Group’s Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Marco Currency Group’s OnBase system. These steps are part of the Marco Currency Group’s Account Opening Process.

SMA – Wrap Accounts

The Marco Currency Group’s SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Macro Currency Group can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Macro Currency Group the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Macro Currency Group’s Proxy Voting Team.

Securities Lending

At times, neither the Macro Currency Group nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Macro Currency Group will make reasonable efforts to inform the Client that neither the Macro Currency Group nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Macro Currency Group shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Macro Currency Group’s analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

-	Restrictions for share blocking countries;[2]
-	Casting a vote on a foreign security may require that the Macro Currency Group engage a translator;
-	Restrictions on foreigners’ ability to exercise votes;
-	Requirements to vote proxies in person;
-	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
-	Untimely notice of shareholder meeting;
-	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Macro Currency Group’s Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Macro Currency Group does not reveal or disclose to any third party how the Macro Currency Group may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Macro Currency Group’s general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Macro Currency Group to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Macro Currency Group intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Macro Currency Group’s votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Macro Currency Group’s Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

[2]

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

External Managers

Where Client assets are placed with managers outside of the Macro Currency Group, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Macro Currency Group may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Macro Currency Group’s Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Macro Currency Group may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Macro Currency Group must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Macro Currency Group, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Macro Currency Group maintains a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Macro Currency Group forwards the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Macro Currency Group is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Macro Currency Group’s proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Macro Currency Group to vote proxies on their behalf.

•	The Macro Currency Group maintains documentation to support the decision to vote against the ISS recommendation.

•

The Macro Currency Group maintains documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Macro Currency Group’s policy not to file class action claims on behalf of Clients. The Macro Currency Group specifically does not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Macro Currency Group. The Macro Currency Group only files class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Macro Currency Group’s general policy not to act as lead plaintiff in class actions. The process of class action claims is carried out by the Investment Accounting Department. In the event the Macro Currency Group opts out of a class action settlement, the Macro Currency Group will maintain documentation of any cost/benefit analysis to support that decision.

The Macro Currency Group is mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Macro Currency Group manages the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Macro Currency Group ensures that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Macro Currency Group’s proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Macro Currency Group’s CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with the Macro Currency Group’s fiduciary duties.

Form No.    15-41638-00

                    PSFSAI913